EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware

Rush Truck Center, Phoenix

Rush Peterbilt Truck Center, Phoenix

Rush Truck Center, Flagstaff

Rush Peterbilt Truck Center, Flagstaff

Rush Truck Center, Tucson

Rush Peterbilt Truck Center, Tucson

Rush Truck Center, Yuma

Rush Peterbilt Truck Center, Yuma

Rush Truck Centers of California, Inc.	Delaware

Rush Peterbilt Truck Center, Pico Rivera

Rush Truck Center, Pico Rivera

Rush Peterbilt Truck Center, Fontana

Rush Truck Center, Fontana

Rush Peterbilt Medium Duty Truck Center, Fontana

Rush Isuzu Trucks, Fontana

Rush Medium Duty Truck Center, Fontana

Rush Towing Systems, Fontana

Rush Truck Center, Fontana Used Trucks

Rush Truck Center, Fontana Vocational Service

Rush Truck Center, Long Beach

Rush Peterbilt Truck Center, Long Beach

Rush Truck Center, Sylmar

Rush Peterbilt Truck Center, Sylmar

Rush Truck Center, San Diego

Rush Peterbilt Truck Center, San Diego

Rush Truck Center, Whittier

Rush Isuzu Trucks, Whittier

Rush Peterbilt Truck Center, Whittier

Rush Peterbilt Truck Center, Los Angeles

Rush Truck Center, Los Angeles

Rush Towing Systems, Fontana

Rush Medium Duty Truck Centers of Colorado, Inc.	Delaware	Rush Medium Duty Truck Center, Denver Rush Medium Duty Ford Trucks, Denver Rush Isuzu Trucks, Denver Rush Towing Systems, Denver
Rush Truck Centers of Colorado, Inc.	Delaware

Rush Truck Centers, Inc.

Rush Peterbilt Truck Center, Denver

Rush Truck Center, Denver

Rush Peterbilt Truck Center, Greeley

Rush Truck Center, Greeley

Rush Peterbilt Truck Center, Pueblo

Rush Truck Center, Pueblo

Rush Truck Centers of Florida, Inc.	Delaware

Rush Isuzu Trucks, Orlando

Rush Truck Center, Orlando

Rush Isuzu Truck Center, Orlando

Rush Peterbilt Truck Center, Orlando

Rush Truck Center, Orlando Light & Medium Duty

Rush Truck Center, Orlando South

Rush Peterbilt Truck Center, Orlando South

Rush Truck Center, Orlando Used Trucks

Rush Truck Center, Haines City

Rush Peterbilt Truck Center, Haines City

Rush Truck Center, Tampa

Rush Peterbilt Truck Center, Tampa

Rush Truck Center, Jacksonville

Rush Peterbilt Truck Center, Jacksonville

Rush Truck Center, Lake City

Rush Peterbilt Truck Center, Lake City

Rush Peterbilt Truck Center

Rig Tough Used Trucks, Miami

Rush Truck Centers of Georgia, Inc.	Delaware

Rush Truck Center, Adairsville

Rush Medium Duty Truck Center, Atlanta

Rush Isuzu Trucks, Atlanta

Rush Truck Center, Atlanta

Rush Bus Center, Atlanta

Rush International Truck Center, Atlanta

Rush Collision Center, Atlanta

Rush Truck Center, Atlanta Collision Center

Rush Truck Center, Doraville

Rush International Truck Center, Doraville

Rush Isuzu Trucks, Doraville

Rush Truck Center, Smyrna

Rush Truck Center, Tifton

Rush Bus Center, Tifton

Rush Truck Center, Columbus

Rush Truck Center, Gainesville

Rush Truck Center, Augusta

Rush Truck Center, Blackshear

Rush Truck Center, Columbus

Rush Truck Center, Columbus North

Rush Truck Center, Columbus South

Rush Truck Center, Macon

Rush Truck Center, Valdosta

Rush Truck Centers of Idaho, Inc.	Delaware

Rush International Truck Center, Boise

Rush International Truck Center, Idaho Falls

Rush International Truck Center, Lewiston

Rush International Truck Center, Twin Falls

Rush Truck Center, Boise

Rush Truck Center, Idaho Falls

Rush Truck Center, Lewiston

Rush Truck Center, Twin Falls

Rush Truck Centers of Illinois, Inc.	Delaware

Rush Truck Center, Bloomington

Rush Truck Center, Carol Stream

Rush Truck Center, Chambersburg

Rush Truck Center, Champaign

Rush Truck Center, Chicago

Rush Truck Center, Effingham

Rush Truck Center, Huntley

Rush Truck Center, Joliet

Rush Truck Center, Quincy

Rush Truck Center, Springfield Collision Center

Rush Truck Center, Springfield East

Rush Truck Center, Springfield West

House of Trucks

House of Trucks, Willowbrook

House of Trucks, Wilmington

Rush Truck Centers of Indiana, Inc.	Delaware	Rush Truck Center, Gary Rush Truck Center, Indianapolis
Rush Truck Centers of Kansas, Inc.	Delaware	Rush Truck Center, Kansas
Rush Truck Centers of Kentucky, Inc.	Delaware	Rush Truck Center, Bowling Green
Rush Truck Centers of Missouri, Inc.	Delaware	Rush Truck Center, St. Peters Rush Truck Center, St. Louis
Rush Truck Centers of Nebraska, Inc.	Delaware
Rush Truck Centers of Nevada, Inc.	Delaware	Rush Truck Center, Las Vegas Rush Peterbilt Truck Center, Las Vegas Rush Truck Leasing
Rush Truck Centers of New Mexico, Inc.	Delaware

Rush Truck Center, Albuquerque

Rush Peterbilt Truck Center, Albuquerque

Rush Truck Center, Farmington

Rush Peterbilt Truck Center, Farmington

Rush Truck Center, Las Cruces

Rush Peterbilt Truck Center, Las Cruces

Rush Truck Centers of North Carolina, Inc.	Delaware

Rush Collision Center, Charlotte

Rush International Truck Center, Charlotte

Rush Isuzu Trucks, Charlotte

Rush Truck Center, Charlotte

Rush Truck Center Body Shop, Charlotte

Rush Truck Center, Charlotte Collision Center

Rush Truck Center, Hickory

Rush Truck Center, Asheville

Rush Truck Centers of Ohio, Inc.	Delaware

Rush Truck Center, Akron

Rush Isuzu Trucks, Akron

Rush Truck Center, Cincinnati

Rush Isuzu Trucks, Cincinnati

Rush Truck Center, Cleveland

Rush Isuzu Trucks, Cleveland

Rush Truck Center, Columbus

Rush Isuzu Trucks, Columbus

Rush Truck Center, Columbus East

Rush Isuzu Trucks, Columbus East

Rush Truck Center, Columbus West

Rush Isuzu Trucks, Columbus West

Rush Truck Center, Columbus OH

Rush Truck Center, Dayton

Rush Isuzu Trucks, Dayton

Rush Truck Center, Lima

Rush Isuzu Trucks, Lima

Rush Truck Center, Springfield, Ohio

Rush Bus Center, Cincinnati

RTC Truck Parts

Rush Bus Center, Akron

Rush Bus Center, Cleveland

Rush Bus Center, Columbus

Rush Bus Center, Columbus East

Rush Bus Center, Columbus West

Rush Bus Center, Dayton

Rush Bus Center, Lima

Rig Tough Truck Parts, Cincinnati

Rush Truck Centers of Oklahoma, Inc.	Delaware

Rush Peterbilt Truck Center, Ardmore

Rush Peterbilt Truck Center, Oklahoma City

Rush Peterbilt Truck Center, Tulsa

Rush Truck Center, Ardmore

Rush Truck Center, Oklahoma City

Rush Truck Center, Tulsa

Rush Isuzu Trucks, Oklahoma City

Rush Used Truck Center, Tulsa

Rush Truck Rigging

Perfection Equipment

Perfection Truck Parts & Equipment, Oklahoma City

Perfection Truck Parts & Equipment, Tulsa

Perfection Crane Services

Translease

Oklahoma Trucks, Inc.

Tulsa Trucks, Inc.

Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Nashville Rush Peterbilt Truck Center, Nashville Rush Towing Systems, Nashville

Rush Truck Centers of Texas, L.P.	Texas

Custom Vehicle Solutions

Rig Tough Used Trucks, Dallas

Rush Bus Center, Austin

Rush Bus Center, Corpus Christi

Rush Bus Center, Dallas

Rush Bus Center, Dallas, Number 2

Rush Bus Center, Fort Worth

Rush Bus Center, Houston

Rush Bus Center, Laredo

Rush Bus Center, Lufkin

Rush Bus Center, Pharr

Rush Bus Center, San Antonio

Rush Bus Center, San Antonio, Number 2

Rush Bus Center, Sealy

Rush Bus Center, Selma

Rush Bus Center, Texarkana

Rush Bus Center, Tyler

Rush Bus Center, Waco

Rush Isuzu Trucks, Austin

Rush Isuzu Trucks, Corpus Christi
Rush Isuzu Trucks, Dallas

Rush Isuzu Trucks, El Paso

Rush Isuzu Trucks, Sealy

Rush Isuzu Trucks, Texarkana

Rush Isuzu Trucks, Waco

Rush Medium Duty Truck Center, Dallas

Rush Medium Duty Truck Center, San Antonio

Rush Medium Duty Truck Center, Waco

Rush Peterbilt Truck Center, Abilene

Rush Peterbilt Truck Center, Amarillo

Rush Peterbilt Truck Center, Austin

Rush Peterbilt Truck Center, Brownsville

Rush Peterbilt Truck Center, College Station

Rush Peterbilt Truck Center, Corpus Christi

Rush Peterbilt Truck Center, Cotulla

Rush Peterbilt Truck Center, Dalhart

Rush Peterbilt Truck Center, Dallas

Rush Peterbilt Truck Center, El Paso

Rush Peterbilt Truck Center, Fort Worth

Rush Peterbilt Truck Center, Houston

Rush Peterbilt Truck Center, Houston Northwest

Rush Peterbilt Truck Center, Laredo

Rush Peterbilt Truck Center, Lubbock

Rush Peterbilt Truck Center, Lufkin

Rush Peterbilt Truck Center, Odessa

Rush Peterbilt Truck Center, Pharr

Rush Peterbilt Truck Center, San Antonio

Rush Peterbilt Truck Center, Sealy

Rush Peterbilt Truck Center, Texarkana

Rush Peterbilt Truck Center, Tyler

Rush Peterbilt Truck Center, Waco

Rush Refuse Systems

Rush Towing Systems

Rush Towing Systems, Houston

Rush Towing Systems, San Antonio

Rush Truck Center

Rush Truck Center, Abilene

Rush Truck Center, Amarillo

Rush Truck Center, Austin

Rush Truck Center, Bryan

Rush Truck Center, Brownsville

Rush Truck Center, College Station

Rush Truck Center, Corpus Christi

Rush Truck Center, Cotulla

Rush Truck Center, Dalhart

Rush Truck Center, Dallas

Rush Truck Center, Dallas Medium Duty

Rush Truck Center, Dallas Light and Medium Duty

Rush Truck Center, Denton

Rush Truck Center, El Paso

Rush Truck Center, Fort Worth

Rush Truck Center, Houston

Rush Truck Center, Houston Medium Duty

Rush Truck Center, Houston Northwest

Rush Truck Center, Laredo

Rush Truck Center, Lubbock

Rush Truck Center, Lufkin

Rush Truck Center, New Braunfels

Rush Truck Center, Odessa

Rush Truck Center, Pharr

Rush Truck Center, San Antonio

Rush Truck Center, Sealy

Rush Truck Center, Texarkana

Rush Truck Center, Tyler

Rush Truck Center, Waco

Rush Crane and Refuse Systems International

World Wide Tires

Rush Truck Centers of Utah, Inc.	Delaware

Rush International Truck Center, Salt Lake City

Rush International Truck Center, Springville

Rush International Truck Center, St. George

Rush International Truck Center, Ogden

Rush Truck Center, Salt Lake City

Rush Truck Center, Springville

Rush Truck Center, St. George

Rush Truck Center, Ogden

Rush Truck Center, Farr West

Rush Truck Centers of Virginia, Inc.	Delaware	Rush Truck Center, Richmond Rush Truck Center, Chester Rush Truck Center, Fredericksburg
Rush Truck Leasing, Inc.	Delaware

Rush Crane Systems

Rush Idealease, Charlotte

Rush Refuse Systems

Akron Idealease

Albany Idealease

Augusta Idealease

Asheville Idealease

Boise Idealease

Champaign Idealease

Charlotte Idealease

Chicago Idealease

Cincinnati Idealease

Cleveland Idealease

Cleveland Idealease West

Cleveland Idealease East

Columbus Idealease

Columbus Idealease East

Columbus Idealease West

Dayton Idealease

Decatur Idealease

Effingham Idealease

Findlay Idealease

Hickory Idealease

Indianapolis Idealease

Indy Idealease

Lima Idealease

Macon Idealease

Norfolk Idealease

Quincy Idealease

Richmond Idealease

Salt Lake City Idealease

Springfield Idealease

St. Peters Idealease

St. Louis Idealease

Tidewater Idealease

Valdosta Idealease

Advance Premium Finance, Inc.	California	None
AiRush, Inc.	Delaware	None
Associated Acceptance, Inc.	Texas	Associated Insurance Services Automotive Industry Insurance Associated Truck Insurance Services Rush Truck Insurance Services
Associated Acceptance of Florida, Inc.	Delaware	None
Associated Acceptance of Georgia, Inc.	Delaware	None
Associated Acceptance of Oklahoma, Inc.	Delaware	None
Commercial Fleet Technologies, Inc.	Delaware	Partsriver, Inc.
Idealease of Chicago LLC	Illinois	None
International General Agency, Inc.	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
Natural Gas Fuel Systems, Inc.	Delaware	Momentum Fuel Technologies
Rig Tough, Inc.	Delaware	Rush Truck Center, Bakersfield
RTC Nevada, LLC	Delaware	None
Rush Accessories Corporation	Delaware	Chrome Country

Rush Administrative Services, Inc.	Delaware	None
Rushco, Inc.	Delaware	None
Rush Equipment Centers of Texas, Inc.	Delaware	Rush Equipment Center, Houston Rush Equipment Rental Center, San Antonio
Rush Truck Centers do Brasil Participacoes LTDA	Brazil	None
Rush Logistics, Inc.	Delaware	None
Rush Real Estate Holdings, Inc.	Delaware	None
Rush Retail Centers, Inc.	Delaware	None
Rushtex, Inc.	Delaware	None
Truck & Trailer Finance, Inc.	Delaware	None